UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22092
Oppenheimer Global Value Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: April 30
Date of reporting period: 04/30/2009

Item 1. Reports to Stockholders.

April 30, 2009

Oppenheimer
Global Value Fund

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Cablevision Systems Corp. New York Group, Cl. A	9.6%
Forest City Enterprises, Inc., Cl. A	5.0
ABB Grain Ltd.	3.4
Henderson Land Development Co. Ltd.	3.4
QUALCOMM, Inc.	3.3
Guoco Group Ltd.	3.1
Allergan, Inc.	2.8
Telephone & Data Systems, Inc.	2.6
St. Joe Co. (The)	2.5
Inchcape plc	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2009, and are based on net assets.

Top Ten Geographical Holdings

United States	65.5%
Japan	7.7
Canada	4.5
United Kingdom	4.3
Australia	3.2
Hong Kong	3.2
Bermuda	3.0
Switzerland	2.7
Cayman Islands	1.8
India	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2009, and are based on the total market value of investments.
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Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2009, and are based on the total market value of investments.
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FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended April 30, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In an especially volatile period for the financial markets, Oppenheimer Global Value Fund’s Class A shares (without sales charge) returned –35.21% for the twelve months ended April 30, 2009, performing relatively better than its benchmark, the MSCI World Index, which returned –39.33% during the same time span. While the Fund’s performance versus the benchmark during this time period provides minimal comfort, we are not investing to achieve “minimal comfort.” We are not pleased with the absolute results achieved during the reporting period. The volatility of the wildly chaotic market, particularly in the fourth quarter of 2008, has been nothing short of unbelievable and unprecedented.
     The most striking feature from Fund management’s perspective has been the lack of differentiation of quality and soundness of balance sheets. We own numerous high-quality companies with virtually no balance sheet concerns that seem to be pricing in a possible bankruptcy. Company management teams that we see (typically several hundred each year) have been confused as well. Numerous CEOs have said to us that while business is bad, it isn’t nearly as bad as their share price suggests. The divergence between market expectations and company management expectations has never been wider, in our experience. This is what happens in a liquidity-driven crisis—the only assets that can be sold are those that are higher quality, thus driving those prices down significantly. Nothing else has much of a bump-up in price. Fear and panic were the order of the day for the vast majority of the reporting period; however, under more normal circumstances (which we believe will return shortly), our focus on value and quality of the underlying assets puts the Fund in a position to potentially generate the long-term performance demonstrated during other time periods. In the last month of the reporting period, we saw the global equity markets rebound to a degree, and the Fund’s Class A shares (without sales charge) rebounded during that time frame.
     The overwhelming majority of detractors from performance during the reporting period ply their trade in the financial sector, accounting for nearly two-thirds of the Fund’s total decline. SLM Corp. (“Sallie Mae”) was the worst of the bunch, largely because we failed to foresee the new administration’s apparent determination to eliminate the private companies from the student lending market. The jury is still out on this issue but it appears at this time that the private lenders will ultimately become student loan servicers, leaving the origination function to the government Direct Lending Program. There continues to be value in this business; however, until the details are available, uncertainty will
8 | OPPENHEIMER GLOBAL VALUE FUND

dominate these stocks. Other holdings that hurt performance were CIT Group, Inc., Forest City Enterprises, Inc., MBIA, Inc. and XL Capital Ltd. Non-financial holdings that held us back included Catalyst Paper Corp., Australian Vintage Ltd., Viterra, Inc. and THQ, Inc. We had numerous holdings that contributed on the positive side as well. These included OAO Gazprom, Ivanhoe Mines Ltd., Inchcape plc, Advanced Micro Devices (“AMD”), Inc., ImmunoGen, Inc., Great Atlantic & Pacific Tea Co., Inc. and Henderson Land Development Co. Ltd. We exited our positions in CIT and Australian Vintage, and reduced our position in Sallie Mae by reporting period end.
     As of the end of this reporting period, the financial sector remains crippled by dislocations on a global basis, resulting in the absence of a well-functioning market. Couple that with the government’s inconsistent treatment of stakeholders in various attempts at intervention and it is not surprising that private capital remains on the sidelines. The lack of clear and predictable treatment of the various components of the capital structure by the government efforts to date has most certainly prolonged this crisis; however, near the end of this period, the latest attempts (devoid of attempts to punish shareholders and other private stakeholders) were showing mildly positive results with credit spreads narrowing and corporate debt issuance rising sharply. Until trust returns, and with it the willingness to extend credit, fear and risk avoidance will dominate investor behavior. The silver lining in this cloud is this: for investors focused on the long term, there are numerous opportunities to invest in wonderful companies at prices that may be terrific values. As we’ve said earlier, we’ve been able to build positions in numerous outstanding companies in great businesses that seem to be pricing in bankruptcy. This situation is not sustainable and will either lead to phenomenal returns or, as some doomsayers predict, the end of business as we know it. We’re betting it will be the former and have continued to purchase shares in these companies as they’ve declined. Financial stock prices roared back in the month of April, an indication the doomsayers may be overhyping the collapse of certain equities.
     We’ve followed a clear, 2-pronged strategy since inception as well as during the reporting period—1) find good companies with depressed earnings at depressed valuations that we expect to benefit from both earnings growth and a better multiple at some reasonable future time, and 2) find dislocations where we believe the assets underpinning an operating business are worth far more than the value of the public equity or where, because of the standalone value of the underlying assets, a worst case outcome for the operating business would still result in minimal downside—what we call “asset plays” where the private market value of the assets is far greater than the company in its current form. The first prong of our strategy led us to numerous companies in healthcare and consumer discretionary-type businesses that have been affected by a slowing economy. Many of
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FUND PERFORMANCE DISCUSSION
these, such as Allergan, Inc. and International Speedway Corp., are outstanding companies in attractive businesses. At the time of purchase, both of these companies (with high operating margins and dominating positions in their respective fields) were on single digit multiples of depressed earnings. The second prong of our strategy led us to numerous non-bank financials that have been beaten down because of association as well as other names that were depressed due to debt levels or some similar issue. Forest City Enterprises, Inc. is a wonderful company that builds, owns and operates commercial and residential real-estate. We were able to purchase shares in this company during the period at less than 25% of what we believe is a fair book value. With $9 billion in property (at cost) underpinning a $300 million market capitalization and no recourse debt, we are very excited about the return possibilities of this investment. Additionally, Cablevision Systems Corp. was purchased during this time period for roughly 25% of what we believe the underlying assets are worth as the market punished any company with debt on the balance sheet regardless of quality or carrying capacity of that debt. Even though the management team hasn’t always done what we might have done in similar circumstances, the cable business alone is worth more than the current share price. Add to this the Rainbow Network, Madison Square Garden and associated teams, Radio City Music Hall and its other assets, and we see extremely attractive upside potential.
     We continue to be diversified across a number of geographies. At the end of the reporting period, we had about 65% of the Fund invested in the United States. Relative to the rest of the world, the U.S. is one of the cheapest markets while also being the most proactive in the resolution of this global financial crisis. Given the willingness and demonstrated ability of the U.S. economy to deal with crises, while continuing to innovate and grow, we believe the U.S. is in the best position to provide attractive shareholder returns at this time. Our second largest concentration of investments is in Japan. Taken as a whole, the Japanese market is incredibly cheap at this time; however, until companies adopt more shareholder friendly policies and take actions that demonstrate primary consideration for the true owners of a company, this discount could remain. That being said, there are many wonderful companies in Japan that possess long track records of innovation and an ability to compete at the global level. We expect to invest more money in Japan in the near future, especially if it continues to underperform the rest of the world.
     We are invested in Canada and the U.K., our third and fourth largest concentrations, for reasons that we find compelling—open economy, shareholder friendly culture, and excellent companies. The next largest geographical holdings for the Fund were Australia and Hong Kong. While we do find companies in emerging markets that meet our criteria for quality of business, economics, and management treatment of shareholders, we don’t find many at
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this time that meet our value criteria. We think these markets will get cheaper compared to developed markets over the next 12 months and give us an opportunity to add positions.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2009. In the case of all Classes, performance is measured from inception of each Class on October 1, 2007. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the MSCI World Index, an unmanaged index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
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FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares of the Fund at 4/30/09
1 Year –38.94% Since Inception (10/1/07) –35.96%
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Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares of the Fund at 4/30/09
1 Year –38.86% Since Inception (10/1/07) –35.66%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge. There is no sales charge for Class Y shares. See page 17 for further information.
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FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares of the Fund at 4/30/09
1 Year –36.34% Since Inception (10/1/07) –34.04%
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Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class N Shares of the Fund at 4/30/09
1 Year –35.99% Since Inception (10/1/07) –33.69%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge. There is no sales charge for Class Y shares. See page 17 for further information.
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FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class Y Shares of the Fund at 4/30/09
1 Year –35.00% Since Inception (10/1/07) –33.32%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge. There is no sales charge for Class Y shares. See page 17 for further information.
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NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by calling us at 1.800.525.7048. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund incepted on 10/1/07. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund incepted on 10/1/07. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund incepted on 10/1/07. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund incepted on 10/1/07. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1%. Class N shares are subject to an annual 0.25% asset-based sales charge.
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NOTES
Class Y shares of the Fund incepted on 10/1/07. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER GLOBAL VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions
19 | OPPENHEIMER GLOBAL VALUE FUND

FUND EXPENSES Continued
described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	November 1, 2008	April 30, 2009	April 30, 2009

Class A	$1,000.00	$1,037.00	$7.09
Class B	1,000.00	1,032.60	10.89
Class C	1,000.00	1,032.60	10.89
Class N	1,000.00	1,035.80	8.36
Class Y	1,000.00	1,038.50	5.32

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.85	7.03
Class B	1,000.00	1,014.13	10.79
Class C	1,000.00	1,014.13	10.79
Class N	1,000.00	1,016.61	8.28
Class Y	1,000.00	1,019.59	5.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2009 are as follows:

Class	Expense Ratios

Class A	1.40%
Class B	2.15
Class C	2.15
Class N	1.65
Class Y	1.05
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS April 30, 2009

	Shares	Value

Common Stocks—96.6%
Consumer Discretionary—23.7%
Distributors—2.4%
Inchcape plc	147,420	$33,967
Hotels, Restaurants & Leisure—4.5%
International Speedway Corp., Cl. A	1,200	28,416
Orient-Express Hotel Ltd., Cl. A	3,300	21,351
Sonesta International Hotels Corp., Cl. A	1,600	12,320

		62,087

Household Durables—2.3%
Tempur-Pedic International, Inc.	2,500	32,150
Media—12.9%
Belo Corp., Cl. A	16,900	28,730
Cablevision Systems Corp. New York Group, Cl. A	7,700	132,132
Fisher Communications, Inc.	1,400	16,884

		177,746

Specialty Retail—1.6%
Tiffany & Co.	300	8,682
Topps Tiles plc	17,420	13,367

		22,049

Consumer Staples—8.3%
Food & Staples Retailing—5.9%
ABB Grain Ltd.	7,450	47,213
Great Atlantic & Pacific Tea Co., Inc. (The)[1]	4,570	33,544

		80,757

Food Products—2.4%
Viterra, Inc.[1]	4,570	33,319
Energy—0.9%
Oil, Gas & Consumable Fuels—0.9%
OAO Gazprom, Sponsored ADR	750	13,177

Financials—25.1%
Capital Markets—2.6%
Credit Suisse Group AG	610	23,312
Morgan Stanley	500	11,820

		35,132
Consumer Finance—2.3%
American Express Co.	750	18,915
SLM Corp.[1]	2,550	12,317

		31,232

Diversified Financial Services—3.1%
Guoco Group Ltd.	7,000	43,084
Insurance—4.4%
MBIA, Inc.[1]	4,100	19,393
Prudential plc	2,693	15,533
XL Capital Ltd., Cl. A	2,725	25,915

		60,841
Real Estate Management & Development—12.7%
Forest City Enterprises, Inc., Cl. A	8,220	69,295
Henderson Land Development Co. Ltd.	10,000	46,635
Mitsui Fudosan Co. Ltd.	2,000	25,066
St. Joe Co. (The)[1]	1,400	34,832

		175,828

Health Care—12.1%
Biotechnology—2.6%
Cepheid, Inc.[1]	2,900	28,130
ImmunoGen, Inc.[1]	1,200	8,340

		36,470

Health Care Equipment & Supplies—4.2%
Align Technology, Inc.[1]	2,200	27,302
Exactech, Inc.[1]	1,400	18,550
Vascular Solutions, Inc.[1]	1,700	11,475

		57,327
F1 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Pharmaceuticals—5.3%
Allergan, Inc.	830	$38,728
Matrixx Initiatives, Inc.[1]	1,050	17,976
Roche Holding AG	132	16,712

		73,416

Industrials—6.6%
Aerospace & Defense—1.9%
Herley Industries, Inc.[1]	2,600	26,884
Machinery—2.8%
Demag Cranes AG	230	4,792
Fanuc Ltd.	200	14,397
SMC Corp.	200	19,407

		38,596

Trading Companies & Distributors—1.9%
Kaman Corp.	1,520	25,703
Information Technology—15.0%
Communications Equipment—3.3%
QUALCOMM, Inc.	1,070	45,282
Electronic Equipment & Instruments—2.8%
Hoya Corp.	1,300	22,370
Nidec Corp.	300	16,457

		38,827

Internet Software & Services—3.1%
eBay, Inc.[1]	1,725	28,411
GSI Commerce, Inc.[1]	1,000	14,210

		42,621

IT Services—1.8%
Infosys Technologies Ltd.	800	24,242
Office Electronics—1.1%
Canon, Inc.	500	15,076
Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices, Inc.[1]	8,000	28,880
Software—0.8%
THQ, Inc.[1]	3,400	11,628
Materials—2.3%
Metals & Mining—0.7%
Ivanhoe Mines Ltd.[1]	1,440	9,230
Paper & Forest Products—1.6%
Catalyst Paper Corp.[1]	106,479	22,308
Telecommunication Services—2.6%
Wireless Telecommunication Services—2.6%
Telephone & Data Systems, Inc.	1,250	35,838

Total Common Stocks (Cost $1,354,878)		1,333,697

Preferred Stocks—2.5%
Bank of America Corp., 7.25% Non-Cum. Cv.	30	17,310
Bayerische Motoren Werke (BMW) AG, Preference	811	17,233

Total Preferred Stocks (Cost $25,520)		34,543

	Principal
	Amount

Non-Convertible Corporate Bonds and Notes—1.6%

MBIA Insurance Co., 14% Bonds, 1/15/33[2,3] (Cost $25,883)	$60,000	22,814

	Shares

Investment Companies—4.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.70%[4,5]	59,533	59,533
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.11%[5]	6,408	6,408

Total Investment Companies (Cost $65,941)		65,941

Total Investments, at Value (Cost $1,472,222)
	105.5%	1,456,995
Liabilities in Excess of Other Assets	(5.5)	(76,079)

Net Assets	100.0%	$1,380,916

F2 | OPPENHEIMER GLOBAL VALUE FUND

Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,814 or 1.65% of the Fund’s net assets as of April 30, 2009.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2008	Additions	Reductions	April 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	—	481,235	421,702	59,533

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$59,533	$134
5.	Rate shown is the 7-day yield as of April 30, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of April 30, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$1,186,558	$—
Level 2—Other Significant Observable Inputs	270,437	—
Level 3—Significant Unobservable Inputs	—	—

Total	$1,456,995	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F3 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$954,183	65.5%
Japan	112,773	7.7
Canada	64,857	4.5
United Kingdom	62,867	4.3
Australia	47,213	3.2
Hong Kong	46,635	3.2
Bermuda	43,084	3.0
Switzerland	40,024	2.7
Cayman Islands	25,915	1.8
India	24,242	1.7
Germany	22,025	1.5
Russia	13,177	0.9

Total	$1,456,995	100.0%

See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,412,689)	$1,397,462
Affiliated companies (cost $59,533)	59,533

1,456,995

Receivables and other assets:
Dividends	4,461
Investments sold	1,351
Other	3,260

Total assets	1,466,067

Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees	38,596
Investments purchased	30,069
Shareholder communications	13,631
Foreign capital gains tax	440
Distribution and service plan fees	52
Transfer and shareholder servicing agent fees	32
Trustees’ compensation	21
Other	2,310

Total liabilities	85,151

Net Assets	$1,380,916

Composition of Net Assets
Par value of shares of beneficial interest	$92
Additional paid-in capital	2,575,701
Accumulated net investment loss	(6,558)
Accumulated net realized loss on investments and foreign currency transactions	(1,172,586)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(15,733)

Net Assets	$1,380,916

F5 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,278,923 and 85,113 shares of beneficial interest outstanding)	$15.03
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.95
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,523 and 1,700 shares of beneficial interest outstanding)	$15.01
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,523 and 1,700 shares of beneficial interest outstanding)	$15.01
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,492 and 1,700 shares of beneficial interest outstanding)	$15.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $25,455 and 1,700 shares of beneficial interest outstanding)	$14.97
See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $777)	$37,520
Affiliated companies	134
Interest	2,027

Total investment income	39,681

Expenses
Management fees	12,041
Distribution and service plan fees:
Class A	10
Class B	217
Class C	217
Class N	72
Shareholder communications:
Class A	13,926
Class B	4,836
Class C	4,837
Class N	4,837
Class Y	4,828
Legal, auditing and other professional fees	57,408
Registration and filing fees	6,721
Custodian fees and expenses	33
Trustees’ compensation	31
Other	565

Total expenses	110,579
Less reduction to custodian expenses	(33)
Less waivers and reimbursements of expenses	(89,061)

Net expenses	21,485

Net Investment Income	18,196

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(823,491)
Foreign currency transactions	(60,396)

Net realized loss	(883,887)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $440)	180,796
Translation of assets and liabilities denominated in foreign currencies	(45,438)

Net change in unrealized depreciation	135,358

Net Decrease in Net Assets Resulting from Operations	$(730,333)

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended April 30,	2009	2008[1]

Operations
Net investment income	$18,196	$9,819
Net realized loss	(883,887)	(267,235)
Net change in unrealized depreciation	135,358	(151,091)

Net decrease in net assets resulting from operations	(730,333)	(408,507)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(27,872)	(18,933)
Class B	(413)	(395)
Class C	(413)	(395)
Class N	(558)	(454)
Class Y	(734)	(525)

	(29,990)	(20,702)
Tax return of capital distribution from net investment income:
Class A	(6,087)	—
Class B	(90)	—
Class C	(90)	—
Class N	(122)	—
Class Y	(160)	—

	(6,549)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	93,966	2,179,031
Class B	—	50,000
Class C	—	50,000
Class N	—	50,000
Class Y	—	50,000

	93,966	2,379,031

Net Assets
Total increase (decrease)	(672,906)	1,949,822
Beginning of period	2,053,822	104,000 [2]

End of period (including accumulated net investment income (loss) of $(6,558) and $1,425, respectively)	$1,380,916	$2,053,822

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Reflects the value of the Manager’s initial seed money investment on September 13, 2007.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.93	$30.00

Income (loss) from investment operations:
Net investment income[2]	.21	.14
Net realized and unrealized loss	(8.69)	(5.93)

Total from investment operations	(8.48)	(5.79)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.28)
Tax return of capital distribution from net investment income	(.08)	—

Total dividends and/or distributions to shareholders	(.42)	(.28)

Net asset value, end of period	$15.03	$23.93

Total Return, at Net Asset Value[3]	(35.21)%	(19.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,279	$1,891

Average net assets (in thousands)	$1,391	$1,730

Ratios to average net assets:[4]
Net investment income	1.23%	0.93%
Total expenses[5]	6.11%[6]	3.64%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.39%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	6.11%
Period Ended April 30, 2008	3.64%
6.	The total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.87	$30.00

Income (loss) from investment operations:
Net investment income[2]	.08	.01
Net realized and unrealized loss	(8.64)	(5.91)

Total from investment operations	(8.56)	(5.90)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.23)
Tax return of capital distribution from net investment income	(.06)	—

Total dividends and/or distributions to shareholders	(.30)	(.23)

Net asset value, end of period	$15.01	$23.87

Total Return, at Net Asset Value[3]	(35.71)%	(19.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$40

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	0.50%	0.09%
Total expenses[5]	22.47%[6]	6.92%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.14%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	22.47%
Period Ended April 30, 2008	6.92%
6.	The total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER GLOBAL VALUE FUND

Class C Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.87	$30.00

Income (loss) from investment operations:
Net investment income[2]	.08	.01
Net realized and unrealized loss	(8.64)	(5.91)

Total from investment operations	(8.56)	(5.90)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.23)
Tax return of capital distribution from net investment income	(.06)	—

Total dividends and/or distributions to shareholders	(.30)	(.23)

Net asset value, end of period	$15.01	$23.87

Total Return, at Net Asset Value[3]	(35.71)%	(19.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	0.50%	0.09%
Total expenses[5]	22.47%[6]	6.92%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.14%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	22.47%
Period Ended April 30, 2008	6.92%
6.	The total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.91	$30.00

Income (loss) from investment operations:
Net investment income[2]	.17	.09
Net realized and unrealized loss	(8.68)	(5.91)

Total from investment operations	(8.51)	(5.82)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.27)
Tax return of capital distribution from net investment income	(.07)	—

Total dividends and/or distributions to shareholders	(.40)	(.27)

Net asset value, end of period	$15.00	$23.91

Total Return, at Net Asset Value[3]	(35.37)%	(19.46)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	1.00%	0.59%
Total expenses[5]	21.94%[6]	6.42%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.64%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	21.94%
Period Ended April 30, 2008	6.42%
6.	The total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER GLOBAL VALUE FUND

Class Y Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.95	$30.00

Income (loss) from investment operations:
Net investment income[2]	.27	.17
Net realized and unrealized loss	(8.72)	(5.91)

Total from investment operations	(8.45)	(5.74)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.31)
Tax return of capital distribution from net investment income	(.10)	—

Total dividends and/or distributions to shareholders	(.53)	(.31)

Net asset value, end of period	$14.97	$23.95

Total Return, at Net Asset Value[3]	(35.00)%	(19.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	1.60%	1.19%
Total expenses[5]	21.62%[6]	6.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	21.62%
Period Ended April 30, 2008	6.24%
6.	The total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Value Fund (the “Fund”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of April 30, 2009, 76.3% of the Fund’s shares were owned by the Manager.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
F14 | OPPENHEIMER GLOBAL VALUE FUND

     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
F15 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investments in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
F16 | OPPENHEIMER GLOBAL VALUE FUND

Use of Leverage. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$—	$—	$1,060,152	$128,167

1.	As of April 30, 2009, the Fund had $787,289 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of April 30, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$16,520
2017	770,769

Total	$787,289

2.	As of April 30, 2009, the Fund had $272,843 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	The Fund had $20 of post-October foreign currency losses which were deferred.

4.	During the fiscal year ended April 30, 2009, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended April 30, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate
F17 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for April 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Increase
to Accumulated	to Accumulated Net
Net Investment	Realized Loss
Loss	on Investments

$10,360	$10,360
The tax character of distributions paid during the year ended April 30, 2009 and period ended April 30, 2008 was as follows:

	Year Ended	Period Ended
	April 30, 2009	April 30, 2008

Distributions paid from:
Ordinary income	$29,990	$20,702
Return of capital	6,549	—

Total	$36,539	$20,702

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,584,657

Gross unrealized appreciation	$164,529
Gross unrealized depreciation	(292,696)

Net unrealized depreciation	$(128,167)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets
F18 | OPPENHEIMER GLOBAL VALUE FUND

are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F19 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2009		Period Ended April 30, 2008[1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	5,502	$86,435	75,673	$2,178,122
Dividends and/or distributions reinvested	569	7,531	36	909

Net increase	6,071	$93,966	75,709	$2,179,031

Class B
Sold	—	$—	1,667	$50,000
Dividends and/or distributions reinvested	—	—	—	—

Net increase	—	$—	1,667	$50,000

Class C
Sold	—	$—	1,667	$50,000
Dividends and/or distributions reinvested	—	—	—	—

Net increase	—	$—	1,667	$50,000

Class N
Sold	—	$—	1,667	$50,000
Dividends and/or distributions reinvested	—	—	—	—

Net increase	—	$—	1,667	$50,000

Class Y
Sold	—	$—	1,667	$50,000
Dividends and/or distributions reinvested	—	—	—	—

Net increase	—	$—	1,667	$50,000

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	The Fund sold 3,333.33 shares of Class A at a value of $100,000 and 33.33 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on September 13, 2007.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,878,897	$1,763,567
F20 | OPPENHEIMER GLOBAL VALUE FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.80% of average net assets of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2009, the Fund paid no fees to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
F21 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so expenses after payments, waivers and/or reimbursements and reduction to custodian expenses will not exceed 1.40%, 2.15%, 2.15%, 1.65% and 1.05% for Class A, Class B, Class C, Class N and Class Y shares, respectively. During the year ended April 30, 2009, the Manager reimbursed the Fund $65,409, $5,887, $5,887, $5,887 and $5,980 for Class A, Class B, Class C, Class N and Class Y, respectively. These voluntary waivers may be amended or withdrawn at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2009, the Manager waived $11 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of April 30, 2009, the Fund had no outstanding forward contracts.
6. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging
F22 | OPPENHEIMER GLOBAL VALUE FUND

activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
7. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F23 | OPPENHEIMER GLOBAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Value Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Value Fund, including the statement of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 1, 2007 (commencement of operations) to April 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Value Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from October 1, 2007 (commencement of operations) to April 30, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG  llp
Denver, Colorado
June 17, 2009
F24 | OPPENHEIMER GLOBAL VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2009 which are not designated as capital gain distributions should be multiplied by 28.25% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $34,626 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2009, $1,129 or 3.76% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER GLOBAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
22 | OPPENHEIMER GLOBAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management com- pany) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2007) Age: 68	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfo- lios in the OppenheimerFunds complex.
23 | OPPENHEIMER GLOBAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2007) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2007) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2007) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970- 1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2007) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2007) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993- 1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
24 | OPPENHEIMER GLOBAL VALUE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential con- sulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2007) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2007) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Dishmon and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
25 | OPPENHEIMER GLOBAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Randall C. Dishmon, Vice President and Portfolio Manager (since 2007) Age: 43	Vice President of the Manager (since January 2005); Assistant Vice President and Senior Research Analyst of the Manager (June 2001-January 2005). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2007) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2007) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
26 | OPPENHEIMER GLOBAL VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $21,300 in fiscal 2009 and $21,300 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and no such fees in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services for FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and no such fees in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Global Value Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	06/15/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	06/15/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	06/15/2009